UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2023

Date of Report (Date of earliest event reported)

MUNCY COLUMBIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-19028	23-2254643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

232 East Street, Bloomsburg, Pennsylvania 17815
(Address of principal executive offices) (Zip Code)

(570) 784-4400 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 11, 2023, CCFNB Bancorp, Inc. (“CCFNB”) completed its previously announced merger with Muncy Bank Financial, Inc. (“MBF”) pursuant to an Agreement and Plan of Merger, dated as of April 17, 2023, as amended June 21, 2023 (the “Merger Agreement”), by and between CCFNB and MBF. Under the terms of the Merger Agreement, (i) MBF merged with and into CCFNB, with CCFNB being the surviving entity, and (ii) MBF’s wholly-owned banking subsidiary, The Muncy Bank and Trust Company (“Muncy Bank”) merged with and into CCFNB’s wholly-owned banking subsidiary, First Columbia Bank & Trust Co. (“First Columbia Bank”), with First Columbia Bank being the surviving bank (the “Mergers”). In connection with the Mergers, CCFNB changed its name to Muncy Columbia Financial Corporation (“MCFC”), and First Columbia Bank changed its name to Journey Bank.

On November 16, 2023, MCFC filed a Current Report on Form 8-K reporting the completion of the Mergers (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of MBF as of and for the years ended December 31, 2022 and 2021, including the independent auditor’s report, are not required to be filed again by this Current Report on Form 8-K because substantially the same information was previously filed in CCFNB’s Registration Statement on Form S-4 as originally filed with the Commission on June 29, 2023 ( File No. 333-273023) and as thereafter amended.

The unaudited consolidated financial statements MBF as of September 30, 2023 and December 31, 2022 and for for the nine-month periods ended September 30, 2023 and 2022 are filed herewith as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

(b)	Pro-Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information required by this Item 9.01(b) is filed herewith as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b).

(d)	Exhibits The following Exhibits are filed with this report on Form 8-K:

99.1 MBF’s unaudited consolidated financial statements for the nine-month periods ended September 30, 2023 and 2022

99.2 Unaudited Pro forma Condensed Consolidated Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUNCY COLUMBIA FINANCIAL CORPORATION

Dated: January 24, 2024

	By:	/s/ Joseph K. O’Neill, Jr.
Joseph K. O’Neill, Jr.
Executive Vice President and Chief Financial Officer